EXHIBIT 24


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POWER OF ATTORNEY


STATE OF: Pennsylvania


     Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints [John J. Lawbaugh] and [Eric M. Westbury], and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign the Annual Report Form of the Securities and Exchange Commission, filed under the Securities Exchange Act of 1934, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.



/s/ Nancy Hopkinson                                           3/29/02
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Signature of Director                                         Date
Nancy Hopkinson

On this 29th day of March, 2002, before me Jaime N. Scheck the undersigned Notary Public, personally appeared [Nancy Hopkinson] known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

Witness my hand and official seal


/s/ Jaime N. Scheck
----------------------------------
         Notary Public

MY COMMISSION EXPIRES: September 5, 2005

POWER OF ATTORNEY


STATE OF: District of Columbia


     Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints [John J. Lawbaugh] and [Eric M. Westbury], and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign the Annual Report Form of the Securities and Exchange Commission, filed under the Securities Exchange Act of 1934, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.



/s/ Brian P. Murphy                                           4/5/02
-------------------------                                --------------
Signature of Director                                         Date
Brian P. Murphy

On this 5th day of April, 2002, before me Chandler V. Hottel the undersigned Notary Public, personally appeared [Brain P. Murphy] known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

Witness my hand and official seal


/s/ Chandler V. Hottel
-------------------------
         Notary Public

MY COMMISSION EXPIRES: February 15, 2007

POWER OF ATTORNEY


STATE OF: District of Columbia


     Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints [John J. Lawbaugh] and [Eric M. Westbury], and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign the Annual Report Form of the Securities and Exchange Commission, filed under the Securities Exchange Act of 1934, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.



/s/ Marialice B. Williams                                4/5/02
-------------------------                                --------------
Signature of Director                                         Date
Marialice B. Williams

On this 5th day of April, 2002, before me Barry H. Deutschman the undersigned Notary Public, personally appeared [Marialice B. Williams] known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

Witness my hand and official seal


/s/ Barry H. Deutschman
-------------------------
         Notary Public

MY COMMISSION EXPIRES:  June 14, 2002